                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) March 26, 2007
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                               SL INDUSTRIES, INC.
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               (Exact name of registrant as specified in charter)

          New Jersey                      1-4987                 21-0682685
          ----------                      ------                 ----------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)

520 Fellowship Road, Suite A114, Mount Laurel, New Jersey               08054
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      (Address of Principal Executive Offices)                        (Zip Code)

        Registrant's telephone number, including area code (856) 727-1500
                                                            --------------

                                       N/A
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          (Former name or former address, if changed since last report)

   Check  the  appropriate  box  below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      The Board of Directors of SL  Industries,  Inc., a New Jersey  corporation
(the "Company")  authorized the repurchase of up to 560,000 shares of its common stock,  $0.20 par value per share.  On March 27, 2007,  in  connection  with the share  repurchase  program  authorized by the Board,  the Company entered into a
Rule 10b5-1 sales  trading plan  agreement  with Mutual  Securities,  Inc.  (the
"Trading Plan Agreement"),  which is effective from and including March 30, 2007 through March 30, 2008, unless earlier terminated.

      A copy of the Trading Plan  Agreement  is attached  hereto as Exhibit 10.1 and is incorporated by reference herein.

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On March 26, 2007,  the Company  announced its  financial  results for the fourth  quarter and fiscal year ended  December  31,  2006.  A copy of the press release is furnished as Exhibit 99.1 to this report.

      The  information  furnished  pursuant  to this Item  2.02 of this  Current
Report on Form 8-K,  including  Exhibit  99.1  hereto,  shall not be  considered
"filed" for purposes of Section 18 of the  Securities  Exchange Act of 1934,  as
amended, or otherwise subject to the liability of such section,  nor shall it be incorporated  by  reference  into  future  filings  by  the  Company  under  the
Securities  Act of 1933,  as amended,  or under the  Securities  Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

      Exhibit No.       Description
      -----------       --------
      10.1              Sales Trading Plan Agreement, dated March 27, 2007,
                        between the SL Industries, Inc. and Mutual
                        Securities, Inc.

      99.1              Press Release dated March 26, 2007.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                               SL INDUSTRIES, INC.
                                               -------------------
                                                   (Registrant)
Date: March 27, 2007
                                       By: /s/ David R. Nuzzo
                                           -------------------------------------
                                           Name:  David R. Nuzzo
                                           Title: Vice President and Chief
                                                  Financial Officer